UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

CANO HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	CANO WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 17, 2023, Cano Health, Inc. (the “Company”) issued a press release containing a letter to the Company’s shareholders from the Company’s board of directors (the “Board”).

Also on April 17, 2023, the Company issued a press release announcing the appointment of Solomon Trujillo as Chairman of the Board.

Copies of the press releases are filed hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in their entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 17, 2023.

99.2	Press Release dated April 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2023	CANO HEALTH, INC.

	By:	/s/ Brian D. Koppy
	Name:	Brian D. Koppy
	Title:	Chief Financial Officer

Exhibit 99.1

Cano Health Issues Letter to Shareholders

Board of Directors underscores deep confidence in Company’s fundamentals and strong long-term value creation potential

Highlights immediate action being taken to realize intrinsic value of business model by driving greater efficiency, productivity, and sustainable profitability

Former directors’ disruptive and selective criticisms of past decisions they themselves architected, supported, and approved are in service of personal short-term gain over long-term interests of shareholders

MIAMI, April 17, 2023 – Cano Health, Inc. (“Cano Health” or the “Company”), a leading value-based primary care provider and population health company, today issued the following letter from its Board of Directors to shareholders.

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Dear Fellow Cano Health Shareholder,

Your Board of Directors and management team are committed to enhancing value for all shareholders. We believe that by running the Company more effectively and efficiently we can capitalize on the fundamentals of Cano Health and its compelling near- and long-term value creation potential.

As the U.S. population continues to age, and healthcare participants increasingly recognize the benefits of value-based care, the industry continues to experience rapid growth, creating tremendous opportunity in what we believe to be a greater than $1.7 trillion total addressable market. Cano Health provides patients with differentiated, high quality primary care engagement, which we believe reduces hospital visits, achieves a lower mortality rate, and drives lower medical costs relative to Medicare fee-for-service benchmarks. We believe these differentiated health and service outcomes uniquely position Cano Health to capture additional share of this massive market opportunity.

Since entering the public markets we have grown rapidly and outperformed competitors across key operating metrics.1 In 2022, we delivered approximately $2.7 billion of total revenues and $74 million of Adjusted EBITDA2 – strong underlying value generation, especially when recognizing the challenges we and the industry faced in 2022. Cano Health’s overall financial success is tied to patient outcomes and associated cost reduction, and as we increase capacity utilization across our medical centers, we believe we can reap the full benefits of our business model.

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In making this statement, the Company has considered publicly available information on key operating metrics of its competitors that it considers to be comparable to its own. However, other companies may calculate such key operating metrics differently, and therefore the Company’s key operating metrics may not be directly comparable to similarly titled measures of other companies.

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Adjusted EBITDA is a non-GAAP financial measure. Please refer to Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Financial Metrics” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 15, 2023 for applicable definitions, explanations and reconciliations of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.

Now, as we turn our focus to optimizing our cost and organizational structures, we are well–positioned to leverage our competitive advantage and our scale to deliver continued growth in 2023 and accelerate our path towards achieving positive free cash flow. We are by no means satisfied with our recent stock price performance, but with unanimous alignment at the Board level, we are taking immediate action intended to realize the intrinsic value of our model by driving greater efficiency, productivity, and sustainable profitability.

This action plan includes the following:

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Unlocking embedded profitability by filling our existing medical center capacity: With the combination of a significant shortage of primary care providers and Cano Health’s differentiated model being highly appealing to patients, we continue to see significant organic membership growth and are positioned to double member capacity without adding a single medical center beyond what we have already guided to in 2023. Further, given that Cano Health’s growth is due in large part to referrals from existing patients, we have significantly reduced overall patient acquisition costs across core markets.

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Improving patient engagement to drive stronger financial performance: We deliver industry-leading patient engagement and clinical outcomes, as demonstrated by our average primary care physician visits per patient per year, high-risk patient visits, and admissions per thousand. As our patient cohort continues to mature and we continue to deploy center-based care management tools, we expect further improvements in patient outcomes and revenue, while decreasing our third-party medical and administrative costs as a percentage of revenue.

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Taking action to further accelerate free cash flow generation and improve liquidity: We recently closed a $150 million term loan, which provides additional liquidity to strengthen and grow our operations. Also, we have trimmed our Medicare Advantage and ACO REACH provider network and are consolidating medical centers and payer contracts to drive medical expense ratio improvement. We are committed to reviewing all aspects of our platform to further improve cash flow and liquidity and sharpen our focus on capital management, while accelerating growth from capital-light models such as ACO REACH and improving our overall cost structure.

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Optimizing operational effectiveness to support longer-term growth: As an initial important step, we recently announced the appointment of industry veteran Mark Kent as Chief Strategy Officer to optimize our platform, including consolidating and coordinating key administrative functions such as contracting, billing and coding, and payor relations. As a result of this appointment and the consolidation of multiple functions, the Company has been able to eliminate redundant positions, driving improved SG&A efficiency.

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Evaluating non-core asset sales: We are focused on maximizing the operations of our high-performing Medicare Advantage-focused medical centers. As mentioned during our fourth quarter 2022 earnings call, the Company has been evaluating select asset dispositions to improve free cash flow and re-deploy capital into initiatives which will have the highest return for our shareholders.

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Enhancing governance by separating the roles of Chairman and CEO: The Board has named Solomon Trujillo as the non-executive Chairman of the Board, effective immediately. The Board determined that separating the roles of Chairman and CEO will allow the CEO to focus his full attention on executing our operating plan, while enhancing the Company’s governance structure and Board oversight.

While your Board and management continued working diligently to improve the Company’s performance, three directors who recently resigned from the Board have taken destructive actions that appear to be aimed at serving their own short-term interests at the expense of long-term value creation for all our shareholders. We are disappointed by the inaccurate, disruptive, and misleading public comments made by these ex-directors.

The comments made by each of the former directors were especially surprising, given that:

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Two members of the group had the opportunity to complete substantial diligence as part of their decision to invest in Cano Health, either when Cano was a private company in 2016 or in connection with the de-SPAC process in 2020/2021. Yet they are now criticizing related party transactions that existed in 2020/2021, which not only were they fully aware of at the time, but also JAWS Acquisition Corp., the SPAC of which Barry Sternlicht was chairman, even described in its registration statement filed in connection with the de-SPAC transaction.

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All strategic and governance decisions that were taken by our Board since the de-SPAC – including the acquisitions of University Healthcare and Doctors Medical Center for approximately $900 million in the summer of 2021 as well as Cano Health’s expansion outside of Florida – came after full Board deliberation and were the result of unanimous Board support, including from each of the former directors who now criticize those transactions as well.

Rather than work constructively with our current Board to realize the full potential of Cano Health, the former directors are now selectively pointing to past decisions that they themselves architected, supported, and approved, in a manner that we believe is designed to serve their own personal agendas.

We have a highly qualified and independent Board, whose interests are aligned with our shareholders and who collectively own more than 35 million shares in the Company. Our directors have decades of combined service as directors and executives of public companies, representing over a trillion dollars in market capitalization (as of April 14, 2023). Approximately 80% of our directors also have extensive operational experience, holding senior executive roles at a range of multinational corporations, spanning healthcare, technology, finance, and other related industries.

This is a pivotal time for Cano Health, and we strongly believe we have the right Board and management team to further leverage the Company’s robust foundation and enhance its operational and financial performance. After we release our first quarter earnings, we look forward to further communicating directly with our shareholders to share our compelling value creation opportunity, our investment thesis, and progress against our plan.

Thank you for your support.

The Board of Directors of Cano Health, Inc.

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About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 310,000 members. With its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves. Founded in 2009, Cano Health has more than 4,000 employees, and operates primary care medical centers and supports affiliated providers in nine states and Puerto Rico. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements: This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statements include, without limitation, our anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, our anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our Board of Directors being deeply confident in Company’s fundamentals and strong long-term value creation potential; (ii) our plans to realize intrinsic value of business model by driving greater efficiency, productivity, and sustainable profitability; (iii) our belief that by running the Company more effectively and efficiently we can capitalize on the fundamentals of Cano Health and its compelling near- and long-term value creation potential; (iv) our being committed to enhancing value for all shareholders and to reviewing all aspects of our platform to further improve cash flow and liquidity and sharpen our focus on capital management, while accelerating growth from capital-light models such as ACO REACH and improving our overall cost structure; (v) our belief that we are uniquely positioned to capture additional share in the total addressable market of greater than $1.7 trillion, that we are positioned to double member capacity without adding a single medical center beyond what we already guided to in 2023 and that as we increase capacity utilization across our medical centers, we believe we can reap the full benefits of our business model; (vi) our expectation of further improvements in patient outcomes and revenue, while decreasing our third-party medical and administrative costs as a percentage of revenue; (vii) our plans to (A) take immediate action to realize the intrinsic value of our model by driving greater efficiency, productivity, and sustainable profitability, (B) unlock embedded profitability by filling our existing medical center capacity, (C) take action to further accelerate free cash flow generation and improve liquidity, (D) consolidate medical centers and payer contracts to drive medical expense ratio improvement, (E) optimize operational effectiveness to support longer-term growth, and (F) evaluate select asset dispositions to improve free cash flow and re-deploy capital into initiatives which will have the highest return for our shareholders; (viii) our belief that we continue to drive significant growth through referrals from existing patients across core markets; (ix) our expectation that improving patient engagement will drive stronger financial performance and that we will make further improvements in patient outcomes and revenue, while decreasing our third-party medical and administrative costs; (x) our belief that our $150 million term loan provides us with additional liquidity to strengthen and grow our operations; (xi) our belief that we have the right Board and management team to further leverage the Company’s robust foundation and enhance its operational and financial performance; and (xii) our plans to focus on optimizing our cost and organizational structures, and our belief that we are well-positioned to leverage our competitive advantage and our scale to deliver continued growth in 2023 and accelerate our path towards achieving positive free cash flow.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to: (i) create shareholder value and achieve sustainable profitability, such as due to less than anticipated capacity utilization at its medical centers, higher than expected costs and expenses and/or less than anticipated growth in revenues, Adjusted EBITDA margins and/or cash flows; (ii) improve operational execution, enhance cost discipline, and/or achieve positive free cash flow, such as due to a broad recessionary economic environment, higher interest rates and/or a higher inflationary environment and/or (iii) less than anticipated sources of liquidity, such as due to delays in or the Company’s inability to completing non-core asset sales, in whole or in part, unanticipated demands on its available sources of cash, tightness in the credit or M&A markets. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2022 Form 10-K. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this report. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this release.

This press release contains certain information concerning the Company’s services and industry, including market size and growth rates of the markets in which the Company participates and performance of the Company’s competitors, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports, which the Company has not independently verified, and the Company’s internal sources. This information is selected by the Company and involves many assumptions and limitations, including the assumption that the publicly available data on our competitors is comparable to the data presented on our business and results; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information.

Important Additional Information and Where to Find It

Cano Health, Inc. plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”). Prior to the 2023 Annual Meeting, Cano Health will file a definitive proxy statement (the “Proxy Statement”) together with a proxy card. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2023 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website https://investors.canohealth.com/ or by contacting Mackenzie Partners, Inc. by phone at (800) 322-2885 (toll free) or (212) 929-5500 (collect) or by email at proxy@mackenziepartners.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2023 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom, other than Dr. Marlow Hernandez, Richard Aguilar, Angel Morales and Solomon D. Trujillo, own in excess of 1% of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. Information relating to the foregoing can also be found in the Company’s Form 10-K/A (the “10-K/A”), filed with the SEC on April 7, 2023. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 10-K/A, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Media Contact

Kekst CNC

Anntal Silver / Nick Capuano

anntal.silver@kekstcnc.com / nicholas.capuano@kekstcnc.com

Investor Contact

Cano Health IR

investors@canohealth.com

Exhibit 99.2

Cano Health Announces Separation of Chairman and CEO Roles

Solomon Trujillo appointed non-executive Chairman

Dr. Marlow Hernandez to remain CEO and Board Member

MIAMI, April 17, 2023 – Cano Health, Inc. (“Cano Health” or the “Company”), a leading value-based primary care provider and population health company, today announced that it has separated the roles of Chairman and Chief Executive Officer and appointed Solomon Trujillo, the Company’s lead independent director, as the non-executive chairman of the Company’s Board of Directors, effective immediately. The change will enable Dr. Marlow Hernandez to focus his attention on his role as Chief Executive Officer, in addition to his remaining a director.

“The promise of Cano Health to reshape healthcare with better outcomes at lower costs is more powerful and timely than ever. Our Board and management team are committed to long-term shareholder value creation by capitalizing on the strong foundation we have built and the tremendous opportunities in front of us,” Mr. Trujillo said. “To that end, we are intently focused on implementing decisive actions to successfully improve the Company’s free cash flow and deliver greater value to our stakeholders. The Board determined that separating the roles of Chairman and CEO at this pivotal time for Cano Health will enable our CEO, Dr. Marlow Hernandez, to focus his full attention on executing our operating plan, while enhancing the Company’s governance structure and Board oversight.”

Mr. Trujillo continued: “Our directors collectively have deep experience in healthcare, operations, and other critical and relevant disciplines; and they are committed to sound governance and management accountability. We are working closely with Dr. Hernandez and his team to execute our disciplined near-term action plan, and deliver enhanced performance in pursuit of better long-term outcomes for our shareholders.”

Mr. Trujillo is a global business executive who has served as chief executive officer of three large market-cap global companies, known as a transformative and innovative leader. Over the course of his decades-long career, he led Telstra, Orange, and US West as CEO.

Mr. Trujillo has nearly 40 years of service on boards of directors across the globe, including some of the world’s most respected companies. He has served on the boards of PepsiCo, Bank of America, Target, EDS, Orange, Telstra, Gannett, WPP, US West, and Soufun (China). In addition to serving as Cano Health’s lead independent director since it became a public company in 2021, he is currently a member of the board of Western Union, a global financial services company.

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Mr. Trujillo chairs the Trujillo Group, LLC, investing in private companies domestically and internationally. He served as a trade policy advisor to both the Clinton and George W. Bush administrations and remains active in public policy issues related to trade, productivity, innovation, and economic development.

Mr. Trujillo has received numerous accolades for his corporate leadership and results, including a Top 100 Directors award from the National Association of Corporate Directors; the Ronald H. Brown Corporate Bridge Builder Award for creating opportunities for women and minorities, awarded by President Bill Clinton; the National Hero of the Year award from the United States Hispanic Leadership Institute; and inclusion on Bloomberg’s list of 100 Most Influential Latinos of 2022.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 310,000 members. With its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves. Founded in 2009, Cano Health has more than 4,000 employees, and operates primary care medical centers and supports affiliated providers in nine states and Puerto Rico. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements: This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statements include, without limitation, our anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, our anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our belief in the promise of Cano Health to reshape healthcare with better outcomes at lower costs being more powerful and timely than ever; (ii) our being committed to long-term shareholder value creation by capitalizing on the strong foundation we have built and the tremendous opportunities in front of us; (iii) our being intently focused on implementing decisive actions to successfully improve the Company’s free cash flow and deliver greater value to our stakeholders; (iv) our Board sharing a vision of future success; and (v) our being committed to working closely with Dr. Hernandez and his team to execute our disciplined near-term action plan, and demonstrate consistently enhanced performance in pursuit of better long-term outcomes for our shareholders. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired

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synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to: (i) effectuate long-term value creation, such as due to less than anticipated capacity utilization at its medical centers, higher than expected costs and expenses and/or less than anticipated growth in revenues, Adjusted EBITDA margins and/or cash flows; (ii) successfully improve the Company’s free cash flow and deliver greater value to our stakeholders, such as due to a broad recessionary economic environment, higher interest rates and/or a higher inflationary environment and/or (iii) effectuate better long-term outcomes for our shareholders, such as due to less than anticipated sources of liquidity, delays in or the Company’s inability to completing non-core asset sales, in whole or in part, unanticipated demands on its available sources of cash and/or tightness in the credit or M&A markets. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2022 Form 10-K. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this release. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this release.

Media Contact

Kekst CNC

Anntal Silver / Nick Capuano

anntal.silver@kekstcnc.com / nicholas.capuano@kekstcnc.com

Investor Contact

Cano Health IR

investors@canohealth.com

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